EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of P.A.M. Transportation Services, Inc. (the "Company") on Form 10-K for the period ending December 31, 2007, (the "Report") as filed with the Securities and Exchange Commission, I, Robert W. Weaver, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities ExchangeAct of 1934; and

    (2)  The information contained in the Report fairly presents, in all material respects, the financialcondition and results of operations of the Company.

Date: March 13, 2008

/s/ Robert W. Weaver
Robert W. Weaver
President and Chief Executive Officer
(chief executive officer)